                                                                    Exhibit 99.1

                                  [BIO-PLEXUS]


CONTACT:                              -OR-      INVESTOR RELATIONS COUNSEL:
Bio-Plexus, Inc.                                The Equity Group Inc.
Jill Phillips   (860) 870-6112                  Tom Ennis        (212) 836-9607
pressrelease@bio-plexus.com                     Devin Sullivan   (212) 836-9608
                                                www.theequitygroup.com


                              FOR IMMEDIATE RELEASE

                      BIO-PLEXUS ANNOUNCES YEAR-END RESULTS

                  Vernon, CT - April 2, 2001 - BIO-PLEXUS, INC. (OTCBB: BPLX), a leader in the design, manufacture and marketing of safety medical needles and other products, today announced its financial results for the year ended December 31, 2000.

                  Total revenues for the year ended December 31, 2000 were $4,995,000, compared to $7,024,000 for the comparable period a year ago. The Company incurred a net loss for the year of $10,937,000, or $0.74 per share, compared to a net loss of $5,233,000, or $0.39 per share for the same period in 1999. The results for the latest year ended December 31, 2000 and the comparable year ended December 31, 1999, were based on weighted average shares outstanding of 14,695,505 and 13,540,922, respectively.

                  As reported on March 19, 2001, Bio-Plexus has reached an agreement in principle with its principal lender, Appaloosa Management LP to recapitalize the Company with the goal of raising up to $10 million in new equity and debt financing. In order to quickly complete the recapitalization and financing, the Company plans to file a voluntary petition under Chapter 11 of the United States Bankruptcy Code.

                  John S. Metz, President and Chief Executive Officer of Bio-Plexus, commented, "The year 2000 was difficult for Bio-Plexus. However, we believe our recently announced restructuring will position the Company for future growth in the medical safety needle industry. A successful reorganization will ultimately provide Bio-Plexus with the capital needed to penetrate an industry which is supported by federal legislation and that is in need of better safety devices. The other positive effects of the restructuring are:
(a) long-term debt of approximately $19 million will be retired, (b) annual interest expense of $2.5 million will be eliminated, (c) shareholder equity will increase from about negative $3 million to about $19 million positive and,
(d) current restrictive operating covenants will be eliminated.

                  "Bio-Plexus has already established itself as a world-class provider of safety medical needles and related products," added Mr. Metz. "But our efforts to increase sales have been hindered by the Company's lack of financing and untenable financial position. A successful implementation of this recapitalization, coupled with the added infusion of capital by Appaloosa, will help us attain a more significant market position and a commensurate increase in sales. We remain committed to bringing our PUNCTUR-GUARD(R) technology to the marketplace."

                  Bio-Plexus, Inc., designs, develops, manufactures and holds U.S. and international patents on safety medical needles and other products under the PUNCTUR-GUARD(R), DROP-IT(R), and PUNCTUR-GUARD REVOLUTION(TM) brand names. For independent evaluations of the PUNCTUR-GUARD(R) blood collection needle, refer to the Centers for Disease Control (MMWR, January 1997) and ECRI (Health Devices, June 1998 and October 1999) studies. Accidental needlesticks number about one million per year in the United States and can result in the transmission of deadly diseases including HIV and Hepatitis B and C.

NOTE: THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE IDENTIFIED BY THE USE OF SUCH TERMINOLOGY AS "BELIEVES," EXPECTS," "MAY," "WILL," "SHOULD," "ANTICIPATES," "PLANS," "ESTIMATES," AND "INTENDS" OR DERIVATIONS OR NEGATIVES THEREOF OR COMPARABLE TERMINOLOGY. ACCORDINGLY, SUCH STATEMENTS INVOLVE RISKS (KNOWN AND UNKNOWN) AND UNCERTAINTIES. THESE RISKS AND UNCERTAINTIES INCLUDE THE COMPANY'S ABILITY TO TIMELY AND FULLY COMPLETE ITS PLAN OF REORGANIZATION, WHICH IN TURN WILL DEPEND ON A MULTITUDE OF FACTORS, INCLUDING THE TIMELY APPROVAL OF THE PLAN BY THE BANKRUPTCY COURT AND AFFECTED PARTIES, THE AVAILABILITY OF SUFFICIENT CAPITAL TO FUND THE COMPANY'S OPERATIONS DURING THE BANKRUPTCY PROCEEDINGS AND THE CONTINUED WILLINGNESS OF THE COMPANY'S CUSTOMERS, VENDORS AND EMPLOYEES TO MAINTAIN THEIR RELATIONSHIPS WITH THE COMPANY DURING THIS PERIOD. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR ADVISE UPON ANY SUCH FORWARD-LOOKING STATEMENT.

                                - Tables Follow -

                                BIO-PLEXUS, INC.

                                 BALANCE SHEETS

                                                                   DECEMBER 31,      DECEMBER 31,
                                                                       2000             1999
                                                                  ------------      ------------
ASSETS
Current assets:
    Cash and cash equivalents                                     $  4,003,000      $    867,000
    Accounts receivable                                                516,000           908,000
    Inventories:
        Raw materials                                                1,379,000           621,000
        Work-in-process                                                 36,000           474,000
        Finished goods                                               1,634,000         1,167,000
                                                                  ------------      ------------
                                                                     3,049,000         2,262,000
                                                                  ------------      ------------
    Other current assets                                               124,000           173,000
                                                                  ------------      ------------
        Total current assets                                         7,692,000         4,210,000
                                                                  ------------      ------------

Fixed assets, net                                                    7,634,000         4,384,000

Deferred debt financing expenses                                     1,017,000           465,000
Patents, net of amortization                                           415,000           335,000
Other assets                                                             3,000           253,000
                                                                  ------------      ------------
                                                                  $ 16,761,000      $  9,647,000
                                                                  ============      ============

LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current liabilities:
    Current portion of long-term debt                             $     52,000      $    899,000
    Note payable                                                            --         1,340,000
    Accounts payable and accrued expenses                            1,105,000           786,000
    Accrued interest payable                                            24,000            55,000
    Accrued vacation                                                   122,000           202,000
    Other accrued employee costs                                       282,000           226,000
                                                                  ------------      ------------
        Total current liabilities                                    1,585,000         3,508,000
                                                                  ------------      ------------

Other long-term debt, net                                           17,806,000         2,262,000
Redeemable common stock warrants                                            --           149,000
Commitments and contingencies                                               --                --

Shareholders' equity (deficit):
    Convertible preferred stock, no par value, 3,000,000
      authorized, no shares issued and outstanding                          --                --
    Common stock, no par value, 40,000,000 authorized,
      14,887,230 and 14,083,807 shares issued and outstanding       76,412,000        71,833,000
    Accumulated deficit                                            (79,042,000)      (68,105,000)
                                                                  ------------      ------------
        Total shareholders' equity (deficit)                        (2,630,000)        3,728,000
                                                                  ------------      ------------
                                                                  $ 16,761,000      $  9,647,000
                                                                  ============      ============

                                BIO-PLEXUS, INC.

                            STATEMENTS OF OPERATIONS


                                                          FOR THE YEAR ENDED DECEMBER 31,

                                                      2000              1999              1998
                                                  ------------      ------------      ------------
Revenue:
  Product                                         $  4,693,000      $  5,498,000      $  5,086,000
  Services                                             102,000         1,426,000         4,171,000
  Licensing fees                                       200,000           100,000            50,000
                                                  ------------      ------------      ------------
       Total revenue                                 4,995,000         7,024,000         9,307,000

Costs and expenses:
  Product                                            2,450,000         3,754,000         6,355,000
  Services                                              35,000            87,000           267,000
  Research and development                           1,180,000         1,112,000           463,000
  Selling, general and administrative                7,677,000         4,937,000         4,593,000
                                                  ------------      ------------      ------------
       Total operating costs and expenses           11,342,000         9,890,000        11,678,000

Operating Loss                                      (6,347,000)       (2,866,000)       (2,371,000)
                                                  ------------      ------------      ------------

Financing expenses:
  Amortization of deferred debt financing              333,000           266,000            63,000
  Other financing expenses                           4,558,000         2,158,000           633,000
  Other income                                        (301,000)          (57,000)         (107,000)
                                                  ------------      ------------      ------------
       Total financing expenses                      4,590,000         2,367,000           589,000
                                                  ------------      ------------      ------------

Net loss                                          $(10,937,000)     $ (5,233,000)     $ (2,960,000)
                                                  ============      ============      ============

Net loss (basic and diluted) per common share     $      (0.74)     $      (0.39)     $      (0.24)
                                                  ============      ============      ============


Weighted average common shares outstanding          14,695,505        13,540,922        12,263,870

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                                BIO-PLEXUS, INC.

                            STATEMENTS OF CASH FLOWS


                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                                         2000             1999              1998
                                                                     ------------      ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net  income (loss)                                                   $(10,937,000)     $(5,233,000)     $(2,960,000)
Adjustments to reconcile net loss to cash used
  by operating activities:
    Depreciation and amortization                                         546,000          552,000          923,000
    Writedown of equipment to net realizable value                             --          280,000        1,359,000
    Amortization of deferred debt financing expenses                      333,000          266,000           63,000
                                                                                                            333,000
    Amortization of debt discount                                       2,364,000        1,747,000           59,000
    (Increase) decrease in assets:
        Accounts receivable                                               392,000         (344,000)        (169,000)
        Inventories                                                      (787,000)        (238,000)        (117,000)
        Other current assets                                               49,000               --               --
        Notes receivable                                                       --               --          152,000
    Increase (decrease) in liabilities:
        Accounts payable and accrued expenses                             319,000          248,000          (91,000)
        Accrued interest payable                                          (31,000)          27,000            2,000
        Accrued vacation and other accrued employee costs                 (24,000)          19,000          (43,000)
        Accrued product replacement costs                                      --         (222,000)         222,000
        (Decrease) increase  in deferred revenue                               --         (875,000)          34,000
    Other                                                                 290,000         (188,000)         155,000
                                                                     ------------      -----------      -----------
            Net cash used in operating activities                      (7,486,000)      (3,961,000)        (411,000)
                                                                     ------------      -----------      -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases and construction of fixed assets                             (3,769,000)        (536,000)         (82,000)
Long-term investments                                                          --          627,000         (600,000)
Cost of patents                                                          (107,000)        (103,000)        (115,000)
                                                                     ------------      -----------      -----------
            Net cash used in investing activities                      (3,876,000)         (12,000)        (797,000)
                                                                     ------------      -----------      -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from sale of common stock                                        750,000        1,100,000        1,250,000
Proceeds from exercise of common stock options                            115,000           91,000           29,000
Accretion of interest payable                                           1,721,000               --               --
Redemption of common stock                                                     --               --          (20,000)
Proceeds from long-term debt                                            9,900,000        2,060,000          300,000
Payments of Deferred Financing Costs                                     (885,000)              --               --
Increase in notes payable                                               3,850,000        2,750,000          250,000
Proceeds from sale and leaseback                                               --          137,000               --
Repayments of long-term debt                                             (953,000)      (1,833,000)      (1,568,000)
                                                                     ------------      -----------      -----------

            Net cash provided by financing activities                  14,498,000        4,305,000          241,000
                                                                     ------------      -----------      -----------


            Net (decrease) increase in cash and cash equivalents        3,136,000          332,000
                                                                                                           (967,000)
            Cash and cash equivalents, beginning of period                867,000          535,000        1,502,000
                                                                     ------------      -----------      -----------
            Cash and cash equivalents, end of period                 $  4,003,000      $   867,000      $   535,000
                                                                     ============      ===========      ===========